UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 27, 2004

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     Centex Corporation, a Nevada corporation, issued a press release on October 27, 2004 announcing earnings guidance for its fiscal year beginning April 1, 2005 and ending March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference. This information and the press release are being furnished to the SEC pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated October 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Executive Vice President, Chief Legal Officer and Secretary

Date: October 27, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 27, 2004.